Exhibit 10.16

NATURALSHRIMP INCORPORATED
(the “Issuer”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(CONVERTIBLE NOTE)

INSTRUCTIONS TO SUBSCRIBER

1. You must complete all the information in the boxes on page 2 and sign where indicated with an “X”.

2. If you are a “U.S. Purchaser”, as defined in Exhibit A, you must complete and sign Exhibit A “United States Accredited Investor Questionnaire”.

3. If you are paying for your subscription with funds drawn from a U.S. bank or Non U.S. source, you may pay by by wire transfer to the Issuer pursuant to the wiring instructions set out in Exhibit B.

NATURALSHIMP INCORPORATED
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from NaturalShrimp Incorporated (the “Issuer”) a 6% Unsecured Convertible Note of the Issuer (the “Note”) in the principal amount set out below. The form of the Note is attached to this Subscription Agreement as Exhibit C. The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Securities”.

Subscriber Information Dragon Acquisitions LLC	Note to be Purchased Principal Amount of Note: $ ____________

Account Reference (if applicable): ________
X___________________________________(Signature of Subscriber – if the Subscriber is an Individual)	Aggregate Subscription Price: $ ___________ (the “Subscription Amount”, plus wire fees if applicable)

X
(Signature of Authorized Signatory – if the Subscriber is not an Individual)

(Name and Title of Authorized Signatory – if the Subscriber is not an Individual)

(SSN or other Tax Identification Number of the Subscriber)

6220 Main Avenue, #2, Orangevale, CA 95662
(Subscriber’s Address, including postal or zip code)
(916) 838-8833
(Telephone Number)
(Email Address)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

(SSN or other Tax Identification Number of Disclosed Principal)

Register the Note as set forth below: Dragon Acquisitions LLC (Name to Appear on Note Certificate) (Account Reference, if applicable) (Address, including postal or zip code)	Deliver the Note as set forth below: (Attention - Name) (Account Reference, if applicable) (Street Address, including postal or zip code – no PO Boxes permitted) (Telephone Number)

Number and kind of securities of the Issuer already held, directly or indirectly, or over which control or direction is exercised by, the Subscriber, if any (i.e., shares, warrants, options):

____________________________________

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this “Agreement”) as of the ____ day of __________(the “Closing Date”).

NATURALSHRIMP INCORPORATED

Per:
        Authorized Signatory

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SECURITIES

1.
Subscription

1.1 On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement and in the form of Note attached as Exhibit C to this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase the Note in the principal amount as set forth on page 2 of this Agreement for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the “Subscription”), and the Issuer agrees to sell the Note to the Subscriber, effective upon the Issuer’s acceptance of this Agreement.

1.2 The principal amount of the Note will accrue interest at 6% per annum. The Subscriber will have the right to convert all or any portion of the outstanding principal amount of the Note and all accrued but unpaid interest thereon into shares of common stock in the capital of the Issuer (each, a “Conversion Shares”) in accordance with terms of the Note. The Note and the Conversion Shares are referred to collectively herein as the “Securities”.

1.3 All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2.
Payment

2.1 Payment of the Aggregate Subscription Price is required upon submission of the subscription documents.

2.2 The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents delivered in connection herewith will be held by or on behalf of the Issuer. In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a) this Agreement;

(b) if the Subscriber is a U.S. Purchaser (as defined in Exhibit A), the United States Accredited Investor Questionnaire (the “Questionnaire”) attached as Exhibit A;

(c) such other supporting documentation that the Issuer or the Issuer’s Counsel may request to establish the Subscriber’s qualification as a qualified investor; and

(d) the Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer’s Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and the Issuer’s Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer’s Counsel that the Subscriber has sought independent legal advice or waives such advice.

4.
Conditions and Closing
The Subscriber acknowledges that the certificate representing the Note will be available for delivery within two business days of the Company’s acceptance of the subscription hereunder, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5.
Acknowledgements and Agreements of the Subscriber

The Subscriber acknowledges and agrees that:

(a) none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the “1933 Act”), or under any securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 2), except in accordance with the provisions of Regulation S under the 1933 Act (“Regulation S”), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable securities laws;

(b) the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c) the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable laws;

(d) the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer other than as set forth in this Agreement and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the United States Securities and Exchange Commission (the “SEC”) (collectively, the “Public Record”);

(e) the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaire, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f) there are risks associated with the purchase of the Securities, as more fully described in the Public Record;

(g) the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h) finder’s fees or broker’s commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(i) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(j) all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(k) the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaire, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber’s failure to correctly complete this Agreement or the Questionnaire, as applicable;

(l) any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee, including resale restrictions imposed under United States securities laws and additional restrictions on the Subscriber’s ability to resell any of the Securities in any other jurisdiction under applicable securities laws;

(m) it is the responsibility of the Subscriber to find out what any applicable resale restrictions are and to comply with such restrictions before selling any of the Securities;

(n) the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions;

(o) there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber’s acquisition or disposition of the Securities;

(p) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to offer or sell the Securities through a person registered to sell securities under applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws, including statutory rights of rescission or damages, may not be available to the Subscriber;

(q) no documents in connection with the issuance of the Securities have been reviewed by the SEC or any other securities regulators;

(r) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s) there is no government or other insurance covering any of the Securities;

(t) hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable securities laws; and

(u) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6.
Representations and Warranties of the Subscriber

The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a) Unless the Subscriber has completed Exhibit A, the Subscriber is not a U.S. Purchaser;

(b) the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c) if the Subscriber is resident outside of the United States:

(i) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the offer and sale of the Securities;

(ii) the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions;

(iii) the applicable laws and regulations of the International Jurisdiction do not and will not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities.

(iv) the purchase of the Securities by the Subscriber does not trigger:

(1) any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

(2) any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v) the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d) the Subscriber: (i) has adequate net worth and means of providing for its current financial needs and possible personal contingences, (ii) has no need for liquidity in this investment, (iii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities, (iv) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and (v) can afford the complete loss of the Subscription Amount;

(e)  the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(f) the entering into of this Agreement and the transactions contemplated hereby do not and will not result in the violation of any of the terms and provisions of any law applicable to, and, if applicable, any of the constituting documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g) the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h) the Subscriber has received and carefully read this Agreement;

(i)  the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(j) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber’s decision to invest in the Securities and the Issuer;

(k) the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(l) the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Subscriber has not subdivided its interest in any of the Securities with any other person;

(m) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(n) the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities, provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable securities laws or under an exemption from such registration requirements; and

(o) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities,

(ii) that any person will refund the purchase price of any of the Securities, or

(iii) as to the future price or value of any of the Securities.
In this Agreement, the term “U.S. Person” will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7.
Representations and Warranties will be Relied Upon by the Issuer

The Subscriber acknowledges and agrees that the representations and warranties contained in this Agreement and the Questionnaire, as applicable, are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer’s Counsel in determining the Subscriber’s eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificate representing the Note, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.
Acknowledgement and Waiver

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

9.
Legending of Securities

The Subscriber hereby acknowledges that, upon the issuance thereof, and until such time as the same is no longer required under applicable securities laws, any certificates representing any of the Securities will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS.”

The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

10.
Collection of Personal Information

10.1           The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Agreement and completing the Agreement. The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be included in record books in connection with the Agreement and may be disclosed by the Issuer to: (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the PATRIOT Act (U.S.A.) and (e) any of the other parties involved in the Agreement, including the Issuer’s Counsel. By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and to the retention of such personal information for as long as permitted or required by applicable laws. Notwithstanding that the Subscriber may be purchasing the Note as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing.

10.2           Furthermore, the Subscriber is hereby notified that the Issuer may deliver to any government authority having jurisdiction over the Issuer, the Subscriber or this Subscription, including the SEC and/or any state securities commissions, certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of Shares or other securities of the Issuer owned by the Subscriber, the principal amount of Note purchased by the Subscriber, the total Subscription Amount paid for the Note and the date of distribution of the Note.

11.
Governing Law

This Agreement is governed by the laws of the State of Nevada (without reference to its rules governing the choice or conflict of laws). Any dispute arising under or in relation to this Agreement shall be resolved exclusively in the competent courts in Nevada, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

12.
Survival

This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

13.
Assignment

This Agreement is not transferable or assignable.

14.
Severability

The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

15.
Entire Agreement

Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

16.
Notices

All notices and other communications hereunder will be in writing and will be deemed to have been duly given if hand delivered or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy. Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

17.
Counterparts and Electronic Means

This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

18.
Exhibits

The exhibits attached hereto form part of this Agreement.

19.
Indemnity

Each of the parties will indemnify and hold harmless the other party and, where applicable, the other party’s directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the other party contained in this Agreement, the Questionnaire or in any document furnished by the other party in connection herewith being untrue in any material respect, or any breach or failure by the other party to comply with any covenant or agreement made by such other party in connection therewith.

EXHIBIT A

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

Capitalized terms used in this Questionnaire (this “Questionnaire”) and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the “Agreement”) between the Subscriber and the Issuer to which this Exhibit A is attached.

This Questionnaire applies only to persons that are U.S. Purchasers. A “U.S. Purchaser” is: (a) any U.S. Person, (b) any person purchasing the Note on behalf of any U.S. Person, (c) any person that receives or received an offer of the Note while in the United States, or (d) any person that is in the United States at the time the Subscriber’s buy order was made or this Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to “accredited investors” as defined in Rule 501(a) of Regulation D. The Securities offered hereby are not transferable except in accordance with the restrictions described herein and the Agreement.

The Subscriber represents, warrants, covenants and certifies (which representations, warranties, covenants and certifications will survive the Closing) to the Issuer (and acknowledges that the Issuer is relying thereon) that:

1. it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

2. the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Note and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

3. it is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

4. it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

5. if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

___________
a natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are acquired, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the date of the acquisition of Securities for the purpose of investing in the Securities;

___________
a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer.
6. if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

__________
an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000;

___________
a “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of US$5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);
___________
a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire.

7. it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

8. if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a) the sale is to the Issuer;

(b) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 and 905 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws;

(d) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

(e) it has, prior to such sale pursuant to subsection (b), (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect.

9. it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition or disposition of the Securities;

10. it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Agreement;

11. it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), is a “U.S. Person” as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Agreement was executed; and

12. except as contemplated in the Agreement, it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.
Dated: __________, 2017.
X
Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)
Dragon Acquisitions LLC
Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT B

INSTRUCTIONS FOR WIRING FUNDS

REMITTANCE INSTRUCTIONS

EXHIBIT C

FORM OF NOTE

THIS CONVERTIBLE NOTE (THE “NOTE”) AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF OR WARRANTS THERTO HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), NOR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, PLEDGED, SOLD, ASSIGNED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNLESS AN EXEMPTION EXISTS OR UNLESS SUCH DISPOSITION IS NOT SUBJECT TO THE SECURITIES ACT OR STATE SECURITIES LAWS, AND THE AVAILABILITY OF ANY EXEMPTION OR THE INAPPLICABILITY OF SUCH SECURITIES LAWS MUST BE ESTABLISHED BY AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL BE REASONABLY SATISFACTORY TO THE COMPANY.

Issue Date: ______________

$ ____________

SIX PERCENT (6%) UNSECURED CONVERTIBLE NOTE
1.
General

(a) FOR VALUE RECEIVED, NATURALSHRIMP INCORPORATED (the “Company”) promises to pay to the order of __________________ (the “Holder”) the principal sum of __________________ ($_________), in lawful currency of the United States (the “Principal Amount”) on _______________, 2018 (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding Principal Amount at the rate of six percent (6.0%) per annum, subject to Section 5 below, payable on the earlier of: (i) the Maturity Date, and (ii) the date of conversion of the last of the outstanding Principal Amount and accrued interest. Interest shall be calculated on the basis of a 360-day year and shall accrue daily, commencing on the Issue Date, until payment in full of the Principal Amount, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to the Principal Amount converted, provided that the Company has delivered the Conversion Shares (as defined herein).

(b) Payment of this Note shall be paid to the Holder by the Company by wire transfer in accordance with the wiring instructions set out by Holder at time of payment (or such other instructions as the Holder may give the Company of from time to time in accordance with Section 6) (or such other method as may be mutually agreed to by the Holder and the Company from time to time). The Company will withhold and remit any tax required to be withheld and remitted to U.S. and/or applicable foreign taxing authorities. IN EACH CASE SUBJECT TO THE SECURITIES ACT LEGEND AT THE TOP OF THIS NOTE AND APPLICABLE LAW, THIS NOTE MAY BE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY PROVIDED THAT NO TRANSFER SHALL BE MADE TO A COMPETITOR WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

2.
This section intentionally left blank.

3.
Event of Default

(a) For the purposes of this Note, the Company shall be in default upon the occurrence of any one or more of the following events (each such event being an “Event of Default”):

(i) default shall be made in the payment of any installment of principal or interest on this Note when due and the Company fails to cure such default within five (5) days after written notice of default is sent to the Company;

(ii) there is a material default by the Company in the observance or performance of any non-monetary representation, warranty, covenant or agreement contained herein or in the Private Placement Subscription Agreement by and between the Company and the Holder, dated as of the date hereof (the “Subscription Agreement”) and the Company fails to cure such default within thirty (30) days after written notice of default is sent to the Company (or within such other time period as may be therein specifically provided);

(iii) the Company shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent, or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors; or shall seek, consent to, or acquiesce in, the appointment of any trustee, receiver or liquidator of the Company or of all or substantially all of the assets of the Company (the “Assets”), or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(iv) a petition to a court of competent jurisdiction shall be filed for the entry of an order, judgment or decree approving a petition filed against the Company seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such petition shall remain unvacated or not removed for an aggregate of sixty (60) days (whether or not consecutive) from the first date of entry thereof or rejected by such court; or any trustee, receiver or liquidator of the Company or of all or any part of the Assets, or of any or all of the royalties, revenues, rents, issues or profits thereof, shall be appointed without the consent or acquiescence of the Company and such appointment shall remain unvacated and unstayed for an aggregate of thirty (30) days (whether or not consecutive);

(v) the Company ceases or threatens to cease to carry on its business; or

(b) If any Event of Default occurs, subject to any cure period, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Upon payment of the full Principal Amount, together with interest and a default interest at the rate of 24% per annum (accruing as from the time of occurrence of the Event of Default) and other amounts owing in respect thereof, in accordance herewith, this Note shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section 3 shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

4.
Conversion

(a) Investor Conversion. The Holder shall have the right, but not the obligation, at any time and from time-to-time while all or any portion of the Principal Amount under the Note that is still outstanding to convert all or any portion of the outstanding Principal Amount and all accrued but unpaid interest thereon into a number of shares of Common Stock of the Company (the “Conversion Shares”) calculated as the total dollar amount to be converted divided by $0.30 (the “Conversion Price”). The Conversion Price shall be subject to the following adjustments from time to time such that in the event the Company effects a stock split or subdivision, distribution of bonus shares to all shareholders or any other reclassification, reorganization or recapitalization of the Company’s share capital where the shareholders retain their pro rata holdings in the Company, the Conversion Price shall be proportionately adjusted.

(b) Not later than five (5) Business Days after any conversion date, the Company will deliver to the Holder, by overnight courier service to the address of the Holder set out on page 1 of this Note (or such other address as the Holder may notify the Company of from time to time in accordance with Section 6), certificates representing the Conversion Shares (bearing such legends as may be required by applicable law) representing the aggregate number of Conversion Shares being acquired.

(c) Upon a conversion hereunder, the Company shall not be required to issue certificates representing fractions of any Conversion Shares, and the number of Conversion Shares shall be rounded down to the nearest whole number.

5.
Prepayment

(a) The Company may, upon ten (10) days’ prior written notice to the Holder (a “Prepayment Notice”), prepay any portion of the Principal Amount, and accrued interest thereon, without the prior written consent of the Holder, subject to the prepayment terms and conditions set out in this Section 5. The Prepayment Notice shall set forth the date on which prepayment is to occur, such date not being any earlier than ten (10) days after the date of the Prepayment Notice and no later than the Maturity Date (the “Prepayment Date”) and shall set forth that portion of the Principal Amount to be prepaid, along with the calculated accrued interest thereon, as through and including the then applicable Maturity Date (the “Prepayment Amount”).

(b) The Prepayment Amount (less any tax, if applicable to the Holder, required by applicable law to be withheld by the Company, provided, that the Company shall be permitted to withhold the amount of tax as above if it timely and fully provides the Holder with any and all documentation as may be required the Israeli Taxes Authority to enable the Holder to be credited by against or offset the amount so withheld) shall be wire transferred to the Holder by the Company in accordance with the wiring instructions set out on page 1 of this Note (or such other instructions as the Holder may give the Company of from time to time in accordance with Section 6) (or such other method as may be mutually agreed to by the Holder and the Company from time to time). The wiring of the Prepayment Amount, or payment by other means (if agreed upon, as above), by the Company on or before the Prepayment Date shall be deemed to be payment on the Prepayment Date unless the wire, or payment by such other means as may be mutually agreed to by the Holder and the Company, is not received prior to the Prepayment Date. If only a part of the Principal Amount is to be prepaid, a new certificate for the balance of the Principal Amount shall be issued at the expense of the Company and delivered to the Holder, together with the cheque representing the Prepayment as provided for in this Section 5(b).

(c) At any time after a Prepayment Notice is given, the Company shall have the right to deliver to the Holder, or to such other person as may be directed by the Holder, the Prepayment Amount. Upon the delivery of the Prepayment Amount to the Holder being made or upon the Prepayment Date, whichever is later, the Note shall be and be deemed to be paid.

6.
Adjustments

(a) If, at any time while any portion of this Note remains outstanding, the Company effectuates a stock split or reverse stock split of its Common Stock or issues a dividend on Common Stock consisting of shares of Common Stock, the Conversion Price and any other amounts calculated as contemplated hereby or by any of the other Agreements shall be equitably adjusted to reflect such action. By way of illustration, and not in limitation, of the foregoing, (i) if the Company effectuates a 2:1 split of its Common Stock, thereafter, with respect to any conversion for which the Company issues shares after the record date of such split, the Conversion Price shall be deemed to be one-half of what it had been immediately prior to such split; (ii) if the Company effectuates a 1:10 reverse split of its Common Stock, thereafter, with respect to any conversion for which the Company issues shares after the record date of such reverse split, the Conversion Price shall be deemed to be ten times what it had been calculated to be immediately prior to such split; and (iii) if the Company declares a stock dividend of one share of Common Stock for every 10 shares outstanding, thereafter, with respect to any conversion for which the Company issues shares after the record date of such dividend, the Conversion Price shall be deemed to be such amount multiplied by a fraction, of which the numerator is the number of shares (10 in the example) for which a dividend share will be issued and the denominator is such number of shares plus the dividend share(s) issuable or issued thereon (11 in the example).

(b) In case of any capital reorganization or of any reclassification of the capital of the Company or in case of the consolidation, merger or amalgamation of the Company with or into any other company or of the sale of the assets of the Company as or substantially as an entirety or of any other company, this Note shall, after such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale, confer the right to convert into that number of shares or other securities or property of the Company or of the company resulting from such capital reorganization, reclassification, consolidation, merger, amalgamation or to which such sale shall be made, as the case may be, to which the Holder of the shares deliverable at the time of such capital reorganization, reclassification of capital, consolidation, merger, amalgamation or sale had the Note been converted would have been entitled on such capital reorganization, reclassification, consolidation, merger, amalgamation or sale and in any such case, if necessary, appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holders of the Notes to the end that the provisions set forth herein shall thereafter correspondingly be made applicable as nearly as may reasonable be expected in relation to any shares or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision or consolidation of the shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) shall not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section.

7.
Notices

(a) Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Conversion Notice, shall be in writing, sent by a nationally recognized overnight courier service or by electronic mail, addressed to the Company: NaturalShrimp Incorporated, Attn: Gerald Easterling, President, 15150 Preston Rd, Suite 300, Dallas, Texas 75248, Email: geasterling@NaturalShrimp.com or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7.

(b) Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the Email or street address of the Holder appearing on page 1 of this Note (or such other address as the Holder may notify the Company of from time to time in accordance with this Section 6), or if no such email or street address appears, at the address of the Holder to which this Note was delivered.

(c) Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via electronic mail at the address specified in this Section 6 prior to 5:30 p.m. (U.S. Eastern Time), (b) the date after the date of transmission, if such notice or communication is delivered via electronic mail at the Email address specified in this Section 6 later than 5:30 p.m. (U.S. Eastern Time) on any date and earlier than 11:59 p.m. (U.S. Eastern Time) on such date, (c) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

8.
Definitions

(a) For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

(i) “Business Day” means any day on which banking institutions in New York are open for business;

(ii) “Competitor” means any person engaged directly or indirectly in any business in which NaturalShrimp Incorporated or a subsidiary or affiliate thereof is then engaged in a similar business; and

(iii) “Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

9.
Replacement of Note if Lost or Destroyed

If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the balance outstanding at such time with respect to the Principal Amount, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

10.
Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of Nevada, without regard to the principles of conflicts of law thereof. Any dispute arising under or in relation to this Note shall be resolved exclusively in the competent courts in Nevada, and each of the parties hereby submits irrevocably to the jurisdiction of such court.

11.
Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

12.
Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

NATURALSHRIMP INCORPORATED

By:
Authorized Signatory
Name: Gerald Easterling
Title: President